UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2005
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)		60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
Signature
EXHIBIT INDEX
Junior Subordinated Indenture
Amended and Restated Trust Agreement
Guarantee Agreement

Item 1.01. Entry Into a Material Definitive Agreement.
     The information provided in Item 2.03 is hereby incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 2, 2005, Wintrust Financial Corporation’s (the “Company”) newly formed wholly-owned special purpose finance subsidiary, Wintrust Capital Trust VIII, a Delaware statutory trust (the “Trust”), issued $40,000,000 of trust preferred securities (the “Capital Securities”) in a private placement to an institutional investor pursuant to an applicable exemption from registration. The Capital Securities mature in September 2035, are redeemable at the Company’s option beginning after five years, and require quarterly distributions by the Trust to the holder of the Capital Securities, at a rate of 5.15% until the initial interest payment date on September 30, 2005, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The Company has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with proceeds of $1,238,000 from the issuance of common securities (the “Common Securities”) by the Trust to the Company, were used to purchase $41,238,000 of the Company’s floating rate junior subordinated notes (the “Debentures”). The Company will use the proceeds from the sale of the Debentures to pay the redemption price of $20,618,560 aggregate principal amount, plus accrued unpaid interest, of its 10.50% junior subordinated debentures due 2030 issued to Wintrust Capital Trust II, which the Company previously announced it intends to redeem on August 16, 2005.
     The Debentures were issued pursuant to an indenture dated August 2, 2005 (the “Indenture”), between the Company, as issuer, and Wilmington Trust Company, as trustee. Like the Capital Securities, the Debentures bear interest at a rate of 5.15% until the initial interest payment date on September 30, 2005, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The interest payments by the Company on the Debentures will be used to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. However, the Company may defer interest payments on the Debentures so long as no event of default, as described below, has occurred under the Debentures for up to 20 consecutive quarters. In the event the Company properly defers interest payments on the Debentures, the Trust will be entitled to defer distributions otherwise due on the Capital Securities.
     The Debentures are subordinated to any other indebtedness of the Company that, by its terms, is not similarly subordinated. The Debentures mature on September 30, 2035, but may be redeemed at the Company’s option at any time on or after September 30, 2010, or upon the occurrence of certain events, such as a change in the regulatory capital treatment of the Debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events. The Company may redeem the Debentures at their aggregate principal amount, plus accrued interest, if any.
     The Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Debentures upon the occurrence of an event of default. An event of default generally means (1) default in the payment of any interest when due that continues unremedied for a period of 30 days, except in the case of an election by the Company to defer payment of interest for up to 20 consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the Debentures as and when such amount becomes due, including at maturity, (3) a default in the payment of any interest following the deferral of interest payments by the Company for 20 consecutive quarters, (4) a default in the Company’s performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 30 days, (5) the institution of any bankruptcy or similar proceedings by or against the Company, or (6) the liquidation, dissolution or winding up of the Trust, other than as contemplated in the Indenture.
     The Company also entered into a Guarantee Agreement dated August 2, 2005 pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Debentures from the Company for the purpose of paying those distributions or the principal amount of the Capital Securities.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
10.1	Junior Subordinated Indenture dated as of August 2, 2005, between Wintrust Financial Corporation and Wilmington Trust Company, as trustee.

10.2	Amended and Restated Trust Agreement, dated as of August 2, 2005, among Wintrust Financial Corporation, as depositor, Wilmington Trust Company, as property trustee and Delaware trustee, and the Administrative Trustees listed therein.

10.3	Guarantee Agreement, dated as of August 2, 2005, between Wintrust Financial Corporation, as Guarantor, and Wilmington Trust Company, as trustee.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: August 3, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Junior Subordinated Indenture dated as of August 2, 2005, between Wintrust Financial Corporation and Wilmington Trust Company, as trustee.

10.2	Amended and Restated Trust Agreement, dated as of August 2, 2005, among Wintrust Financial Corporation, as depositor, Wilmington Trust Company, as property trustee and Delaware trustee, and the Administrative Trustees listed therein.

10.3	Guarantee Agreement, dated as of August 2, 2005, between Wintrust Financial Corporation, as Guarantor, and Wilmington Trust Company, as trustee.